Chemours 1Q 2022 Investor Materials March 2022 EXHIBIT 99.1

Safe Harbor Statement and Other Matters 2 This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to a historical or current fact. The words "believe," "expect," "will," "anticipate," "plan," "estimate," "target," "project" and similar expressions, among others, generally identify "forward-looking statements," which speak only as of the date such statements were made. These forward-looking statements may address, among other things, the outcome or resolution of any pending or future environmental liabilities, the commencement, outcome or resolution of any regulatory inquiry, investigation or proceeding, the initiation, outcome or settlement of any litigation, changes in environmental regulations in the U.S. or other jurisdictions that affect demand for or adoption of our products, anticipated future operating and financial performance for our segments individually and our company as a whole, business plans, prospects, targets, goals and commitments, capital investments and projects and target capital expenditures, plans for dividends or share repurchases, sufficiency or longevity of intellectual property protection, cost reductions or savings targets, plans to increase profitability and growth, our ability to make acquisitions, integrate acquired businesses or assets into our operations, and achieve anticipated synergies or cost savings, all of which are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements are based on certain assumptions and expectations of future events that may not be accurate or realized. These statements are not guarantees of future performance. Forward-looking statements also involve risks and uncertainties that are beyond Chemours' control. In addition, the current COVID-19 pandemic has significantly impacted the national and global economy and commodity and financial markets, which has had and we expect will continue to have a negative impact on our financial results. The full extent and impact of the pandemic is still being determined and to date has included significant volatility in financial and commodity markets and a severe disruption in economic activity. The public and private sector response has led to travel restrictions, temporary business closures, quarantines, stock market volatility, and interruptions in consumer and commercial activity globally. Matters outside our control have affected our business and operations and may or may continue to hinder our ability to provide goods and services to customers, cause disruptions in our supply chains, adversely affect our business partners, significantly reduce the demand for our products, adversely affect the health and welfare of our personnel  or cause other unpredictable events. Additionally, there may be other risks and uncertainties that Chemours is unable to identify at this time or that Chemours does not currently expect to have a material impact on its business. Factors that could cause or contribute to these differences include the risks, uncertainties and other factors discussed in our filings with the U.S. Securities and Exchange Commission, including in our Annual Report on Form 10-K for the year ended December 31, 2021. Chemours assumes no obligation to revise or update any forward-looking statement for any reason, except as required by law. We prepare our financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”). Within this presentation we may make reference to Adjusted Net Income, Adjusted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Adjusted Effective Tax Rate, Return on Invested Capital (ROIC) and Net Leverage Ratio which are non-GAAP financial measures. The company includes these non-GAAP financial measures because management believes they are useful to investors in that they provide for greater transparency with respect to supplemental information used by management in its financial and operational decision making. Further information with respect to and reconciliations of such measures to the nearest GAAP measure can be found in the appendix hereto.  Management uses Adjusted Net Income, Adjusted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Adjusted Effective Tax Rate, ROIC and Net Leverage Ratio to evaluate the company’s performance excluding the impact of certain noncash charges and other special items which we expect to be infrequent in occurrence in order to have comparable financial results to analyze changes in our underlying business from quarter to quarter.  Additional information for investors is available on the company’s website at investors.chemours.com.  EXHIBIT 99.1

A Pathway to Significant Shareholder Value Creation 3 Drive secular growth in TSS and APM behind class leading products and innovative chemistry Improve TT earnings through the cycle while growing with strategic customers Continue to manage and resolve legacy liabilities consistent with Chemours/DD/CTVA MOU Return the majority of the free cash flow we generate to our shareholders EXHIBIT 99.1

The Chemours Company at a Glance 4 ($ in millions) EXHIBIT 99.1 Total Chemours Titanium Technologies Thermal & Specialized Solutions Advanced performance materials chemical solutions ($ in millions) Net sales Adj. EBITDA $6,345 Adj. EBITDA Margin $1,313 21% 2021 2021 Net sales Adj. EBITDA $3,355 Adj. EBITDA Margin $809 24% 2021 2021 Net sales Adj. EBITDA $1,257 Adj. EBITDA Margin $412 33% 2021 2021 Net sales Adj. EBITDA $1,397 Adj. EBITDA Margin $261 19% 2021 2021 Net sales Adj. EBITDA $336 Adj. EBITDA Margin $51 15% 2021 2021 Products mining solutions 4% performance chemicals & intermediates 2% Fluoropolymers and advanced materials 22% foam, propellants and other 4% refrigerants 15% titanium dioxide and other materials 53% Latin America 12% EMEA 22% North America 37% Asia Pacific 29% See reconciliation of Non-GAAP measures in the appendix. Source: Company filings and data Includes $220 corporate and other expenses. 2. Data represents net sales for the year ended December 31, 2021

Leading, global provider of refrigerants, thermal management solutions, propellants, foam blowing agents, and specialty solvents Category leader in next-gen low GWP technology Co-developed HFO technology Advantaged process technology at Corpus Christi  Robust international patent portfolio; no single patent will significantly affect our market position TSS key end markets 2021 Market Sales 2021 Regional Sales Global Manufacturing Network positioned to respond to customers' needs based on evolving market conditions Thermal & Specialized Solutions (TSS) Overview 5 EXHIBIT 99.1 Mobile air conditioning Air conditioning Foam blowing agents Chillers Commercial refrigeration Fire suppression Propellants Latin America 12% Asia Pacific 13% EMEA 25% North America 50% Foam Propellants & Other 23% Refrigerants 77%

TSS Opteon™ Growth Framework: *A Decade of Growth Ahead*

EXHIBIT 99.1

PHASE 1: First Wave
(2015-2020)

DRIVERS
- EU MAC Directive (100% EU Auto OEMs)
- EU F-gas (EU Stationary Phase-In)
- US CAFE Standards (75% US Auto OEMs)
- R22 Phaseout

APPLICATIONS
- Mobile AC OEMs (EU, US, Japan, Korea)
- Commercial Refrigeration

PHASE 2: Expansion
(2020-2024)

DRIVERS
- US AIM Act
- EU F-gas
- Kigali Amendment

APPLICATIONS
- Mobile AC OEM (EU, US, Japan, Korea, China and developing countries)
- Mobile AC After Market
- Heat Pumps & Chillers
- Commercial Refrigeration
- AC

PHASE 3: Mass Adoption
(2025 – 2030+)

MEGATRENDS
- Climate Impact & Circular Economy
- Decarbonization & Electrification
- Increased Connectivity & Data
- Growing Middle Class & Urbanization

Opteon™ Refrigerants

Chemours™

6

Decarbonization & Electrification Increased Connectivity & Data Growing Middle Class & Urbanization Climate Impact & Circular Economy Market driven needs shaping future opportunities for thermal management solutions New energy solutions requiring new approaches to thermal management Expanding reliance on data and networks needs efficient cooling technology Growth in demand for appliances and infrastructure supporting convenience lifestyles Growing recognition of lower GWP options, and supplier responsibility TSS Key Long Term Growth Drivers 7 EXHIBIT 99.1

Advanced Performance Materials (APM) Overview 8 Strong Global Footprint1 Diverse Revenue Base1,2 1. Data represents net sales for the year ended December 31, 2021. 2. Excluded external monomer sales. EXHIBIT 99.1 Strong Global Footprint1 EMEA Latin America North America Asia Pacific Diverse Revenue Base1,2 Medical Others Electronics & Communications Transportation Chemical Processing Consumer Goods Energy & Industrial 1. Data represents net sales for the year ended December 31, 2021. 2. Excluded external monomer sales.

APM: Leadership in Semiconductors 9 1. https://www.statista.com/statistics/471264/iot-number-of-connected-devices-worldwide/ EXHIBIT 99.1 Addressable Market CAGR 2021-2025: 8% How we fit: PFA is a critical material used for chemical distribution systems within semiconductor manufacturing fabs. Semiconductor fabs use approximately 0.5kg of PFA per square foot to manufacture advanced logic devices. On average, an advanced logic mega fab is expected to be 600k sq. feet. Large and mega fabs are being built every day for advanced nodes. Building on a strong position Position to participate in both legacy node (>5nm), key chip used in auto production, and advanced nodes (≤5nm); major part of enabling advanced computing, 5G, and consumer electronics. By 2025, there will be as many as 75 billion Internet of Things devices—all requiring semiconductors.

APM: Leading the 5G Future 10 EXHIBIT 99.1 Addressable Market CAGR Fluoropolymer Copper Laminate 2021-2025: 20% How we fit: Teflon™ products have unique dielectric properties with excellent insulating performance. Our innovation will be key to developing next-generation products for 5G infrastructure. Expanding our market reach Today, we are critical to the data cable that makes connectivity possible. The future of 5G will require more cable, more antennas, and more data centers to process all the information. Our solutions will be integral to all aspects of this growth market.

APM: Powering the Hydrogen Economy with Nafion™ Membranes 11 EXHIBIT 99.1 Nafion membranes are at the core of fuel cells and electrolyzers Nafion™ dispersions and membranes drive proton exchange at the molecular level Membrane Gas Diffusion Layer (GDL) End plate Current collector Bipolar plate Gasket Stack Catalyst layer Nafion membrane Protons diffuse through the Nafion network Catalyst layer Used for power Gas diffusion later Carbon supported platinum catalyst dispersed in nafion network Complex network of domains crystalline amorphous ionic water Carbon supported platinum catalyst dispersed in nafion network Gas diffusion layer

APM: PEM Membrane TAM 12 PEM Membrane TAM Outlook (thru 2030) Source: The Chemours Company EXHIBIT 99.1 Fuel cell diesel parity total cost of ownership Efficiency high temperature performance hydrogen crossover durability power circularity membrane efficiency 50c per mile 2020 2025 2028 2030 Water electrolysis hydrocarbon parity Efficiency Durability/swelling Hydrogen crossover Conductivity circularity membrane efficiency $2 per kg H2 2020 2025 2030 Chemours target to demonstrate recyclability Source: The Chemours Company Best Case Base Case 2020 54 46 209 115 2021 266 154 2022 363205 2023 526 268 2024 368 743 2025 513 947 2026 1129 773 2027 1539 975 2028 2244 1326 2029 3590 1928 2030 52% CAGR 44% CAGR Source: Roland Berger

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Segment Net Sales and Adjusted EBITDA (unaudited) 14 EXHIBIT 99.1 ($ in millions) SEGMENT NET SALES Titanium Technologies Thermal & Specialized Solutions Advanced Performance Materials Chemical Solutions Total Company SEGMENT ADJUSTED EBITDA Titanium Technologies Thermal & Specialized Solutions Advanced Performance Materials Chemical Solutions Corporate and Other Total Company SEGMENT ADJUSTED EBITDA MARGIN Titanium Technologies Thermal & Specialized Solutions Advanced Performance Materials Chemical Solutions Corporate and Other Total Company Twelve Months Ended December 31, 2021 2020 $3,355 $2,402 1,257 1,105 1,397 1,104 336 358 $6,345 $4,969 $809 $510 412 354 261 126 51 73 (220) (184) $1,313 $879 24% 21% 33% 32% 19% 11% 15% 20% — — 21% 18%

GAAP Income (loss) Before Income Taxes to Adjusted EBITDA Reconciliation (unaudited) 15 EXHIBIT 99.1 ($ in millions) Income before income taxes Interest expense, net Depreciation and Amortization Non-operating pension and other post-retirement employee benefit income Exchange (gains) losses, net Restructuring, asset-related, and other charges Loss on extinguishment of debt Gain on sales of assets and businesses Natural disasters and catastrophic events Transaction costs Qualified spend recovery Legal and Environmental charges Adjusted EBITDA Year Ended December 31, 2021 2020 676 179 185 210 317 320 (9) (1) (3) 26 6 80 21 22 (115) (8) 21 – 4 2 (20) – 230 49 $ 1313 $ 879